SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K
                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report (date of earliest event reported): November 14, 2002



                             THE MONARCH CEMENT COMPANY
              (exact name of registrant as specified in its charter)



         KANSAS                           0-2757               48-0340590
(state of incorporation)               (Commission          (I.R.S. employer
                                        file number)       identification no.)


                                   P.O. BOX 1000
                            HUMBOLDT, KANSAS 66748-0900
                 (address of principal executive offices)(zip code)


Registrant's telephone number, including area code:  (620) 473-2222




                        (former name, former address and former
                       fiscal year, if changed since last report)




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Item 9.  Regulation FD Disclosure

     On November 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:
Certification of Chief Executive Officer
            I, Walter H. Wulf, Jr., President and Chairman of the
            Board of The Monarch Cement Company (the "Company"),
            do hereby certify in accordance with 18 U.S.C. Section
            1350, as adopted pursuant to Section 906 of the
            Sarbanes-Oxley Act of 2002, that to the best of my
            knowledge:
       (a)  The Company's Quarterly Report on Form 10-Q for the
            quarter ended September 30, 2002, which this
            certification accompanies, fully complies with the
            requirements of Section 13(a) or 15(d) of the
            Securities Exchange Act of 1934, as amended; and
       (b)  The information contained in the Company's Quarterly
            Report on Form 10-Q for the quarter ended September
            30, 2002, which this certification accompanies, fairly
            presents, in all material respects, the financial
            condition and results of operations of the Company.
Dated:  November 14, 2002.
                                     /s/ Walter H. Wulf, Jr.
                                     Walter H. Wulf, Jr.
                                     President and
                                     Chairman of the Board



                   Certification of Chief Financial Officer

            I, Lyndell G. Mosley, Chief Financial Officer and Assistant Secretary-Treasurer of The Monarch Cement Company (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

       (a) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (b) The information contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which this certification accompanies, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002.

                                     /s/ Lyndell G. Mosley
                                     Lyndell G. Mosley, CPA
                                     Chief Financial Officer and
                                     Assistant Secretary-Treasurer



Dated: November 14, 2002
By: /s/ Lyndell G. Mosley
Lyndell G. Mosley, CPA
Chief Financial Officer and
Assistant Secretary-Treasurer




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     The Monarch Cement Company


Dated:  November 14, 2002            /s/ Lyndell G. Mosley
                                     Lyndell G. Mosley, CPA
                                     Chief Financial Officer and
                                     Assistant Secretary-Treasurer